Exhibit 99.1

April 21, 2023

iAnthus Announces Appointment of Director

NEW YORK and TORONTO, April 21, 2023 /PRNewswire/ - iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN) (OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, announces that John Paterson has been appointed to the board of directors of the Company (the “Board”) and the Audit Committee of the Board, effective April 20, 2023.

Mr. Paterson is currently owner and member of the board of one of Canada’s largest privately owned diagnostic imaging companies. Mr. Paterson began his professional career as a commercial lawyer in Toronto and Singapore, before transitioning into the finance industry where he was employed by a Wall Street-based investment bank as an executive in its principal finance and credit businesses in the United Kingdom, Brazil and various countries throughout Asia. Following his tenure with the Wall Street investment bank, Mr. Paterson worked in an advisory role to a prominent bank in Canada as well as to a large pension fund. Mr. Paterson has extensive experience in business and financial restructurings, mergers and acquisitions, corporate financings and business strategy and has been advising on restructuring and direct investment transactions in the cannabis industry in the United States since 2019.

Pursuant to the Investor Rights Agreement, dated June 24, 2022, by and among the Company, iAnthus Capital Management, LLC, a wholly-owned subsidiary of the Company, and certain Investors (as defined therein), Mr. Paterson was nominated as a replacement director for Marco D’Attanasio by the Investor that initially nominated Mr. D’Attanasio. As previously disclosed, Mr. D’Attanasio resigned from the Board, effective September 15, 2022. A copy of the Investor Rights Agreement is available on the Company’s SEDAR profile at www.sedar.com and the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

Forward Looking Statements

Statements in this news release may contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the Company’s reports that it files from time to time with the SEC and the Canadian securities regulators, which you should review, including, but not limited to, the Company’s Annual Report on

Form 10-K filed with the SEC. When used in this news release, words such as “will,” “could,” “plan,” “estimate,” “expect,” “intend,” “may,” “potential,” “believe,” “should” and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company’s financial performance, business development and results of operations.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange nor the SEC has reviewed, approved or disapproved the content of this news release.

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SOURCE iAnthus Capital Holdings, Inc.